UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2014

NCI BUILDING SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14315	76-0127701
(State or other Jurisdiction	(Commission File Number)	(I.R.S Employer
of Incorporation)		Identification Number)

10943 North Sam Houston Parkway West Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Stock Repurchase Agreement

On January 6, 2014, NCI Building Systems, Inc. (the “Company”) announced that it had entered into an agreement with investment funds associated with Clayton, Dubilier & Rice, LLC (collectively, the “Selling Stockholders”) to repurchase 1,150,000 shares of the Company’s common stock from the Selling Stockholders at a price per share equal to the price per share to be paid by the Underwriters (as defined below) to the Selling Stockholders in the Offering (as defined and described below) (the “Stock Repurchase Agreement”). The repurchase of shares of the Company’s common stock pursuant to the Stock Repurchase Agreement is expected to close concurrently with the Offering.

The foregoing description of the Stock Repurchase Agreement does not purport to be complete and is qualified in its entirety by reference to the copy thereof, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01. Other Events.

Underwriting Agreement

On January 9, 2014, the Company, the Selling Stockholders and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters (collectively, the “Underwriters”) entered into an underwriting agreement (the “Underwriting Agreement”) pursuant to which the Selling Stockholders agreed to sell, and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, 8,500,000 shares of the Company’s common stock (the “Offering”). Pursuant to the Underwriting Agreement, the Underwriters of the Offering have a 30-day option to purchase up to 1,275,000 additional shares of the Company’s common stock from the Selling Stockholders.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the copy thereof, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished as part of this report. The exhibits attached to this Current Report on Form 8-K shall be incorporated by reference in the Company’s Registration Statement on Form S-3 (No. 333-186466).

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated January 9, 2014, among NCI Building Systems, Inc., Clayton, Dubilier & Rice Fund VIII, L.P., CD&R Friends & Family Fund VIII, L.P. and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters.
10.1	Stock Repurchase Agreement, dated January 6, 2014, among NCI Building Systems, Inc., Clayton, Dubilier & Rice Fund VIII, L.P. and CD&R Friends & Family Fund VIII, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2014	NCI BUILDING SYSTEMS, INC.

	By:	/s/ Mark E. Johnson
Mark E. Johnson
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated January 9, 2014, among NCI Building Systems, Inc., Clayton, Dubilier & Rice Fund VIII, L.P., CD&R Friends & Family Fund VIII, L.P. and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters.
10.1	Stock Repurchase Agreement, dated January 6, 2014, among NCI Building Systems, Inc., Clayton, Dubilier & Rice Fund VIII, L.P. and CD&R Friends & Family Fund VIII, L.P.